Supplement to the
Fidelity® Low-Priced Stock K6 Fund and Fidelity® Value Discovery K6 Fund
April 19, 2017
As Revised May 30, 2017
Prospectus

The following information replaces similar information for Fidelity® Low-Priced Stock K6 Fund found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  Normally investing at least 80% of assets in low-priced stocks (those priced at or below $35 per share or with an earnings yield at or above the median for the Russell 2000® Index), which can lead to investments in small and medium-sized companies. Earnings yield represents a stock’s earnings per share for the most recent 12-months divided by current price per share.

The following information replaces similar information for Fidelity® Low-Priced Stock K6 Fund found in the “Fund Basics” section under the “Principal Investment Strategies” heading.

The Adviser normally invests at least 80% of the fund's assets in low-priced stocks. Low-priced stocks are those that are priced at or below $35 per share or with an earnings yield at or above the median for the Russell 2000® Index. Earnings yield represents a stock’s earnings per share for the most recent 12-months divided by current price per share. For convertible preferred stocks, the Adviser may consider the price of the security itself or the price of the security into which it is convertible. For purposes of this policy, securities contributed in kind to the fund representing the proceeds of a redemption in kind from a product employing a substantially similar investment strategy that is managed by the Adviser or an affiliate shall be deemed to constitute low-priced stocks.

LPSK6-FVDK6-17-01 1.9885350.100	August 29, 2017